AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	
2. AMENDMENT/MODIFICATION NO. 0017	3. EFFECTIVE DATE See Block 16C
4. REQUISITION/PURCHASE REQ. NO. N/A.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246	(x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C 10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
N/A.

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 33-0903395
DUNS Number: 121785997

A. The purpose of this modification is to incorporate the following changes into the contract:

1. The period of performance for Option 1/CLIN 0002 of Contract Number HHSO100201100013C ONLY is hereby changed from 1 June 2013 through 31 May 2014 to 1 June 2013 through 31 August 2014, at no additional cost to the Government. The total amount and scope of Option 1/CLIN 0002 of Contract Number HHSO100201100013C remains unchanged.

2. The Statement of Work under Contract Number HHSO100201100013C also remains unchanged.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) MICHAEL ROGERS CHIEF DEVELOPMENT OFFICER		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 4/9/14	16B. UNITED STATES OF AMERICA [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 4/14/14

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0017	PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR
CHIMERIX, INC. 1377270

ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	This bilateral modification does not change the total amount, scope nor the period of performance of any unexercised Option segments under Contract Number HHSO100201100013C and it does not authorize the performance of any unexercised Option segments under Contract Number HHSO100201100013C. This modification also confirms that all activities under the base period of performance CLIN 0001 of Contract Number HHSO100201100013C were completed as of 31 May 2013. B. This is a no cost bilateral modification. The scope, period of performance and all other terms and conditions Contract Number HHSO100201100013C remain unchanged. Period of Performance: 02/16/2011 to 08/31/2014				